UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-22783

Oppenheimer SteelPath Master MLP Fund, LLC

(Exact name of registrant as specified in charter)

6803 S. Tucson Way
Centennial, Colorado 80112-3924

(Address of principal executive offices)(zip code)

Arthur S. Gabinet
OFI SteelPath, Inc.
Two World Financial Center
New York, New York 10281-1008

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: December 31, 2014

Item 1.  Statement of Investments.

Oppenheimer SteelPath Master MLP Fund, LLC
STATEMENT OF INVESTMENTS – As of 12/31/2014
(Unaudited)

Description	Shares	Value
Master Limited Partnership Shares — 94.0%
Coal — 1.5%
Alliance Holdings GP LP	123	$7,502
Alliance Resource Partners LP	226	9,729
Total Coal		17,231

Diversified — 7.0%
Enterprise Products Partners LP	1,070	38,648
ONEOK Partners LP	709	28,098
Williams Partners LP	339	15,170
Total Diversified		81,916

Gathering/Processing — 24.3%
Access Midstream Partners LP	755	40,921
American Midstream Partners LP	35	690
Crestwood Midstream Partners LP	484	7,347
CSI Compressco LP	300	3,921
DCP Midstream Partners LP	902	40,978
Enable Midstream Partners LP	370	7,174
EnLink Midstream Partners LP	798	23,150
Exterran Partners LP	498	10,767
MarkWest Energy Partners LP	696	46,764
Midcoast Energy Partners LP	508	6,949
Regency Energy Partners LP	1,453	34,872
Southcross Energy Partners LP	344	5,470
Summit Midstream Partners LP	512	19,456
Targa Resources Partners LP	445	21,307
Western Gas Equity Partners LP	227	13,672
Total Gathering/Processing		283,438

Marine — 6.0%
GasLog Partners LP	395	9,982
Golar LNG Partners LP	643	20,030
Seadrill Partners LLC	788	12,789
Teekay LNG Partners LP	632	27,176
Total Marine		69,977

Natural Gas Pipelines — 17.4%
Energy Transfer Equity LP	1,146	65,757
Energy Transfer Partners LP	866	56,290
Rice Midstream Partners LP 1	1,986	33,266
Tallgrass Energy Partners LP	300	13,410
TC Pipelines LP	481	34,257
Total Natural Gas Pipelines		202,980

Petroleum Transportation — 37.8%
Buckeye Partners LP	681	51,524
Delek Logistics Partners LP	166	5,888
Genesis Energy LP	598	25,367
Global Partners LP	441	14,549
Holly Energy Partners LP	814	24,347
Magellan Midstream Partners LP	572	47,281
Martin Midstream Partners LP	330	8,870
MPLX LP	121	8,892
NGL Energy Partners LP	535	14,975
NuStar Energy LP	362	20,905
NuStar GP Holdings LLC	637	21,926
Oiltanking Partners LP	498	23,197
PBF Logistics LP	285	6,085
Plains All American Pipeline LP	872	44,751
Shell Midstream Partners LP 1	33	1,352
Sunoco Logistics Partners LP	961	40,151
Sunoco LP	795	39,567
Tesoro Logistics LP	549	32,309
TransMontaigne Partners LP	257	8,098
Total Petroleum Transportation		440,034

Total Master Limited Partnership Shares (identified cost $899,013)		1,095,576

Common Stock — 8.2%
Diversified — 3.3%
ONEOK, Inc.	250	12,448
Williams Cos., Inc.	580	26,065
Total Diversified		38,513

Gathering/Processing — 0.2%
Targa Resources Corp.	30	3,181

Marine — 1.9%
Dorian LPG, Ltd. 1	110	1,528
GasLog, Ltd.	710	14,449
Teekay Offshore Partners LP	222	5,947
Total Marine		21,924

Petroleum Transportation — 2.8%
Enbridge Energy Management LLC 1	841	32,634

Total Common Stock (identified cost $94,090)		96,252

Short-Term Investments — 1.1%

Money Market — 1.1%
Fidelity Institutional Money Market Fund, Class I , 0.067% 2	12,524	12,524

Total Short-Term Investments (identified cost $12,524)		12,524

Total Investments — 103.3% (identified cost $1,005,627)		1,204,352

Liabilities In Excess of Other Assets — (3.3)%		(38,516)

Net Assets -— 100.0%		$1,165,836

LLC - Limited Liability Company

LP - Limited Partnership

1	Non-income producing.

2	Variable rate security; the coupon rate represents the rate at December 31, 2014.

Oppenheimer SteelPath Master MLP Fund, LLC
STATEMENT OF INVESTMENTS December 31, 2014 (Unaudited)

Notes to Statement of Investments

Master Limited Partnerships (“MLPs”).  Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of MLPs. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the Exchange and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of a MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

Concentration Risk Under normal circumstances, the Fund intends to invest at least 80% of its total assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities.

Securities Valuation

The Fund calculates the net asset value of their shares as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Funds’ Board at the next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities
Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

•	Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

•
Level 2 — inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Oppenheimer SteelPath Master MLP Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$1,095,576	$-	$-	$1,095,576
Common Stock	96,252	-	-	96,252
Short-Term Investments	12,524	-	-	12,524
Total	$1,204,352	$-	$-	$1,204,352

The Fund did not hold any Level 2 or Level 3 securities during the period ended December 31, 2014.

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

There have been no transfers between pricing levels for the Fund.

Return of Capital Estimates - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the period ended December 31, 2014, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Federal Tax Information.
The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Item 2.  Controls and Procedures.

a)
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3 (c)) as of 12/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

b)
There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s first fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath Master MLP Fund, LLC

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date	2/11/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date	2/11/15

/s/ Brian W. Wixted
By: Brian W. Wixted
Principal Financial Officer
Date	2/11/15